UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2021

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices)

(415) 375-3176

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

As previously announced, on August 1, 2021 (Pacific Daylight Time) / August 2, 2021 (Australian Eastern Standard Time), Square, Inc. (“Square”), Lanai (AU) 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Square (“Lanai”), and Afterpay Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Afterpay”), entered into a Scheme Implementation Deed (the “Deed”) pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Square will acquire (indirectly through Lanai) all Afterpay ordinary shares pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (the “Scheme” and such acquisition, the “Transaction”).

On December 6, 2021 (Pacific Standard Time) / December 7, 2021 (Australian Eastern Daylight Time), Square, Lanai and Afterpay entered into an Amending Deed which amends the Deed by providing, among other things, that the condition precedent related to the prior non-opposition of the Bank of Spain shall become a condition subsequent that must be satisfied by April 14, 2022 (Australian Eastern Daylight Time) (the “Condition Subsequent”). The Scheme may become Effective (as defined in the Deed) prior to the satisfaction of the Condition Subsequent, but the closing of the Transaction will not occur until the Condition Subsequent is satisfied.

As a result of the Amending Deed, the terms of the Scheme would be final at the time of approval of the Scheme by the Supreme Court of New South Wales (the “Court”), after which time the parties would be required to implement the Scheme upon the satisfaction of the Condition Subsequent, and the Scheme will take effect without the need for further approval by Afterpay shareholders or the Court. If the Condition Subsequent is not satisfied by April 14, 2022, the parties must consult in good faith for 20 business days to determine whether to pursue an alternative transaction. If the parties are unable to reach agreement during such period, then either party may terminate the Deed.

Other than as expressly modified pursuant to the Amending Deed, the Deed remains in full force and effect as originally executed on August 1, 2021 (Pacific Daylight Time) / August 2, 2021 (Australian Eastern Standard Time). The foregoing description of the Amending Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Amending Deed, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference. A copy of the Amending Deed has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Square or Afterpay.

In connection with the Transaction, the Court has made orders in connection with convening a meeting of Afterpay shareholders to be held at 9:00 am on December 14, 2021 (Australian Eastern Daylight Time) to consider and vote upon a resolution to approve the Scheme, as amended pursuant to the Amending Deed (the “Scheme Meeting”). If such resolution is passed at the Scheme Meeting and all other conditions (other than the Condition Subsequent and the condition related to Court approval) have been satisfied or waived on or before the date of the hearing of the Court to approve the Scheme (the “Second Court Date”), then the Second Court Date is expected to be December 17, 2021 (Australian Eastern Daylight Time).

Square continues to expect the closing of the Transaction to occur in the first quarter of calendar year 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amending Deed, dated as of December 7, 2021, by and among Square, Inc., Lanai (AU) 2 Pty Ltd, and Afterpay Limited.

104	Cover Page Interactive Data File, formatted in inline XBRL.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this current report include, among others, statements regarding the expected timing for the meeting of Afterpay shareholders and the hearing of the Supreme Court of New South Wales, and the expected timing for the closing of the pending transaction.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals (including approval by Afterpay shareholders) relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions (including the condition related to the non-opposition of the Bank of Spain); and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2021	SQUARE, INC.

	By:	/s/ Sivan Whiteley
Name: Sivan Whiteley
Title: Chief Legal Officer and Corporate Secretary